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                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2009 - APRIL 30, 2010

                                                                     AMOUNT OF    % OF    % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND   BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------
 Nomura Holdings  02/25/10      --     $99.791    $1,500,000.000.00     80,000     0.01%  0.07%       Nomura             Nomura
 Inc. 6.700% due                                                                                 Securities, BofA      Securities
    3/4/2020                                                                                      Merrill Lynch,
                                                                                                  Citi, Deutsche
                                                                                                 Bank Securities,
                                                                                                    HSBC, J.P.
                                                                                                      Morgan,
                                                                                                  Mitsubishi UFJ
                                                                                                  Securities, UBS
                                                                                                 Investment Bank,
                                                                                                    Wells Fargo
                                                                                                    Securities

    Municipal     03/05/10      --    $100.000       $1,012,235,000     85,000     0.01%  0.08%  Goldman, Sachs &    Goldman Sachs
    Electric                                                                                        Co., Citi,
  Authority of                                                                                    Morgan Stanley,
 Georgia 6.655%                                                                                    J.P. Morgan,
  due 4/1/2057                                                                                       Barclays
                                                                                                   Capital, BMO
                                                                                                 Capital Markets,
                                                                                                   bofA Merrill
                                                                                                      Lynch,
                                                                                                  FirstSouthwest,
                                                                                                    Wells Fargo
                                                                                                    Securities

   Ameriprise     03/08/10      --     $99.761         $750,000,000     65,000     0.01%  0.06%    Goldman, Sachs &   Goldman Sachs
 Financial Inc.                                                                                     Co., Credit
   5.300% due                                                                                     Suisse, Morgan
    3/15/2020                                                                                      Stanley, BofA
                                                                                                  Merrill Lynch,
                                                                                                    HSBC, J.P.
                                                                                                   Morgan, wells
                                                                                                 Fargo Securities

 The City of New  03/19/10      --    $100.000         $750,000,000    115,000     0.02%   0.10       Siebert           Siebert
 York 5.968% due                                                                                  Brandford Shank    Brandford Shank
    3/1/20236                                                                                    & Co., LLC, BofA
                                                                                                  Merrill Lynch,
                                                                                                    Citi, J.P.
                                                                                                  Morgan, Morgan
                                                                                                     Stanley,
                                                                                                     Barclays
                                                                                                   Capital, M.R.
                                                                                                  Beal & Company,
                                                                                                 Fidelity Capital
                                                                                                     Markets,
                                                                                                 Goldman, Sachs &
                                                                                                 Co., Jefferies &
                                                                                                   Company, Loop

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                                                                                                 Capital Markets,
                                                                                                  LLC, Ramirez &
                                                                                                  Co., Inc., Rice
                                                                                                     Financial
                                                                                                     Products
                                                                                                     Company,
                                                                                                    Roosevelt &
                                                                                                       Cross
                                                                                                   Incorporated,
                                                                                                     Southwest
                                                                                                    Securities,
                                                                                                  Inc., Wachovia
                                                                                                  Bank, National
                                                                                                   Association,
                                                                                                  Cabrera Capital
                                                                                                   Markets, LLC,
                                                                                                      Jackson
                                                                                                    Securities,
                                                                                                      Janney
                                                                                                 Montgomery Scott
                                                                                                 LLC, Lebenthal &
                                                                                                   Co., LLC, MFR
                                                                                                    Securities,
                                                                                                   Inc., Morgan
                                                                                                     Keegan &
                                                                                                  Company, Inc.,
                                                                                                  Raymond James &
                                                                                                    Associates,
                                                                                                     Inc., RBC
                                                                                                 Capital Markets,
                                                                                                   TD Securities

 Vornado Realty   03/23/10      --     $99.834         $500,000,000    170,000     0.03%  0.15%    BofA Merrill      UBS Securities
Trust 4.250% due                                                                                   Lynch, Citi,
    4/1/2015                                                                                     J.P. Morgan, UBS
                                                                                                 Investment Bank,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                 Goldman, Sachs &
                                                                                                    Co., Morgan
                                                                                                   Stanley, RBS,
                                                                                                    Wells Fargo
                                                                                                  Securities, BNY
                                                                                                  Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                 Daiwa Securities
                                                                                                   America Inc.,
                                                                                                    PNC Capital
                                                                                                 Markets LLC, RBC
                                                                                                 Capital Markets,
                                                                                                   U.S. Bancorp
                                                                                                 Investments, Inc.

 Chicago Transit  03/24/10      --    $100.000         $550,000,000    135,000     0.03%  0.12%  Goldman, Sachs &     Goldman Sachs
Authority 6.200%                                                                                   Co., Cabrera
  due 12/1/2040                                                                                  Capital Markets,
                                                                                                   LLC, Blaylock
                                                                                                 Robert Van, LLC,
                                                                                                    BMO Capital
                                                                                                     Markets,
                                                                                                 Duncan-Williams,
                                                                                                 Inc., Jefferies  &

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                                                                                                  Company, J.P.
                                                                                                   Morgan, Loop
                                                                                                  Capital Markets
                                                                                                   LLC, Melvin &
                                                                                                  Company, Morgan
                                                                                                     Stanley,
                                                                                                  Wachovia Bank,
                                                                                                     National
                                                                                                    Association

    State of     03/25/2010     --    $101.763       $3,400,000,000     50,000     0.00%  0.05%    BofA Merrill      Merrill Lynch
   California                                                                                      Lynch, Citi,
   6.650% due                                                                                      Loop Capital
    3/1/2022                                                                                       Markets, LLC,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                  Blaylock Robert
                                                                                                   Van, LLC, BMO
                                                                                                  Capital Markets
                                                                                                 GKST Inc., Be La
                                                                                                    Rosa & co.,
                                                                                                 Fidelity Capital
                                                                                                     Markets,
                                                                                                 Goldman, Sachs &
                                                                                                 Co., Jefferies &
                                                                                                   Company, J.P.
                                                                                                  Morgan, Morgan
                                                                                                  Keegan, Morgan
                                                                                                     Stanley,
                                                                                                   Nollenberger
                                                                                                 Capital Partners
                                                                                                    Inc., Piper
                                                                                                  Jaffray & Co.,
                                                                                                  Ramirez & Co.,
                                                                                                   Inc. Raymond
                                                                                                      James &
                                                                                                    Associates,
                                                                                                     Inc., RBC
                                                                                                 Capital Markets,
                                                                                                  Rice Financial
                                                                                                  Products Inc.,
                                                                                                      Siebert
                                                                                                  Brandford Shank
                                                                                                   & Co. LLC, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., Stone &
                                                                                                  Youngberg, The
                                                                                                 Williams Capital
                                                                                                   Group, L.P.,
                                                                                                     Touissant
                                                                                                      Capital
                                                                                                  Partners, LLC,
                                                                                                      Wedbush
                                                                                                    Securities,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                  William Blair &
                                                                                                      Company

 Duke Realty LP   03/25/10      --     $99.983         $250,000,000     65,000     0.03%  0.06%   Morgan, Morgan       Wachovia
   6.750% due                                                                                     Stanley, Wells      Securities
    3/15/2020                                                                                          Fargo
                                                                                                    Securities,
                                                                                                     Barclays
                                                                                                  Capital, Credit
                                                                                                      Suisse,

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                                                                                                  Morgan Keegan &
                                                                                                  Company, Inc.,
                                                                                                  Scotia Capital,
                                                                                                     SunTrust
                                                                                                 Robinson Humphrey

Biomed Realty Lp  04/22/10      --     $98.977         $250,000,000    110,000     0.04%  0.10%     Wells Fargo         Wachovia
   6.125% due                                                                                       Securities,        Securities
    4/15/2020                                                                                     Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                  KeyBanc Capital
                                                                                                  Markets, Morgan
                                                                                                 Stanley, Raymond
                                                                                                    James, RBC
                                                                                                 Capital Markets,
                                                                                                     RBS, UBS
                                                                                                 Investment Bank,
                                                                                                    US Bancorp

  NBC Universal   04/27/10      --     $99.845       $2,000,000,000    180,000     0.01%  0.17%  Goldman, Sachs &      JP Morgan
 Inc. 5.150% due                                                                                     Co., J.P.
    4/30/2020                                                                                     Morgan, Morgan
                                                                                                   Stanley, BofA
                                                                                                  Merrill Lynch,
                                                                                                  Citi, Barclays
                                                                                                   Capital, BNP
                                                                                                  Paribas, Credit
                                                                                                 Suisse, Deutsche
                                                                                                 Bank Securities,
                                                                                                  Mitsubishi UFJ
                                                                                                 Securities, RBS,
                                                                                                  UBS Investment
                                                                                                 Bank, Mitsubishi
                                                                                                  UFJ Securities,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                 Blaylock Robert
                                                                                                    Van, LLC,
                                                                                                    CastleOak
                                                                                                   Securities,
                                                                                                   L.P., Loop
                                                                                                Capital Markets,
                                                                                                  LLC, Ramirez
                                                                                                 &Co., Inc., The
                                                                                                Williams Capital
                                                                                                   Group, L.P.

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